UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 18, 2004
                                                  -----------------




                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)



Maryland                              1-9496                    56-1574675
--------                              ------                    ----------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100









                                                      Total number of pages: 3
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Item 5.  Other Events and Regulation FD Disclosure

         On February 18, 2004, BNP Residential Properties, Inc. issued a press release announcing that it has agreed to sell 1,175,519 shares of common stock at a price of $11.75 per share to a number of institutional investors and mutual funds pursuant to a private placement. The transaction is expected to close on Friday, February 20, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     Exhibit 99.1 Press release, dated February 18, 2004, "BNP Announces Offering of Common Stock: Gross Proceeds to Company of $13.8 Million"









                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BNP Residential Properties, Inc.
                                  (Registrant)



February 20, 2004                 by:   /s/ Pamela B. Bruno
                                     ---------------------------------------
                                  Pamela B. Bruno
                                  Vice President, Controller and
                                  Chief Accounting Officer


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